UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2019

Freedom Leaf Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55687	46-2093679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420, Las Vegas, NV		89120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 442-0411

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The Company will be hosting a shareholder call on Thursday, May 23rd, at 4:30pm (ET) to discuss its 2019 First Quarter Results. Participants can access the call by dialing 866 342-8588 or 203 518-9865, using the passcode 52319. There will be a 30-day replay available, which can be accessed by dialing 844 488-7474 (toll free) or 862 902-0129 (toll), using passcode 52019104.

Item 7.01 Regulation FD Disclosure.

On May 21, 2019, Freedom Leaf Inc., a Nevada corporation (the “Company”), announced via press release its entry into a definitive agreement to acquire ECS Labs LLC, a Texas limited liability company, including its two wholly-owned operating subsidiaries, which collectively constitute the “Green Lotus” premium hemp oil products brand. The purchase price for the transaction is $14,000,000 of Freedom Leaf Inc. common stock based on the volume-weighted average trading price per share for the thirty trading days prior to the date of the closing of the acquisition. The acquisition is subject to customary closing conditions and is expected to close on or before May 27, 2019.

Conditioned upon and effective as of the closing of the acquisition, Carlos Frias will become Chief Executive Officer of the Company, and Carlos Frias and Daniel Nguyen will join the Board of Directors of the Company.

A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this report:

99.1      Press Release dated May 21, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2019	FREEDOM LEAF, INC.

/s/ Clifford Perry
	Name:	Clifford Perry
	Title:	Chief Executive Officer

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